Rule 497(e)
                                                              File Nos.333-25289
                                                                       811-08183


                            SCHWAB SELECT ANNUITY(R)
           ISSUED BY FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        VARIABLE ANNUITY-1 SERIES ACCOUNT

                    Supplement dated October 20, 2004 to the
        Prospectus for the Schwab Select Annuity(R) dated April 30, 2004

Please note the following changes to your Prospectus.

In connection with the name changes made to certain investment Portfolios as approved by the Portfolios' respective shareholders, the revisions set forth below are made to the prospectus.

The Board of Trustees of AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc.), on behalf of its series portfolios, has approved changing the funds' names, effective October 15, 2004, as follows:

     CURRENT NAME                                NEW NAME

     INVESCO VIF - Core Equity Fund              AIM V.I. Core Stock Fund
     INVESCO VIF - Technology Fund               AIM V.I. Technology Fund

These name changes should be reflected on pages 1, 11, 29, 33 and Appendix D of the Prospectus.

Also, effective September 30, 2004 the Master Intergroup Sub-Advisory Contract for Mutual Funds, dated April 30, 2003, between A I M Advisors, Inc. (AIM) and INVESCO Institutional was terminated with respect to INVESCO VIF - Technology Fund. Accordingly, all references to INVESCO Institutional as sub-advisor with respect to INVESCO VIF - Technology Fund are no longer applicable.

                Please keep this supplement for future reference.